UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 2, 2006
STERLING FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

101 North Pointe Boulevard
Lancaster, PA		17601-4133

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (717) 581-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.
On February 2, 2006, Sterling Financial Corporation’s Chief Financial Officer and Group Executive – Financial Services Group presented at the 13th Annual Emerald Groundhog Day Investment Forum in Philadelphia, PA. Background, financial and strategic information about Sterling Financial Corporation is included in the power point presentation and is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in the power point presentation attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:
99.1	Sterling Financial Corporation power point presentation for the 13th Annual Emerald Groundhog Day Investment Forum on February 2, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STERLING FINANCIAL CORPORATION

Date: February 2, 2006	By:	/s/ Jean Svoboda
Jean Svoboda
Vice President, General Counsel

EXHIBIT INDEX

Exhibit		Page Number in Manually
		Signed Original

99.1	Sterling Financial Corporation power point presentation for the 13th Annual Emerald Groundhog Day Investment Forum on February 2, 2006	5

4